Accrued expenses	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Accrued expenses
4 2	Accrued expenses

	2020	2019
	RMB million	RMB million
Repairs and maintenance	5,268	4,312
Salaries and welfare	4,328	3,974
Landing and navigation fees	2,121	2,612
Jet fuel costs	961	1,846
Computer reservation services	575	461
Interest expense	512	345
Provision for major overhauls (Note 44)	426	883
Air catering expenses	74	147
Provision for early retirement benefits (Note)	—	1
Others	1,655	1,164

	15,920	15,745

Note: The Group has implemented an early retirement plan for certain employees. The benefits of the early retirement plan are calculated based on factors including the remaining number of years of service from the date of early retirement to the normal retirement date and the salary amount on the date of early retirement of the employees. The present value of the future cash flows expected to be required to settle the obligations is recognized as provision for early retirement benefits.